BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2023

Shares		Fair Value
	COMMON STOCKS — 94.5%
	BIOTECH & PHARMA - 1.1%
5,000	Moderna, Inc.(a)	$ 516,450

	E-COMMERCE DISCRETIONARY - 4.7%
17,500	Amazon.com, Inc.(a)	2,224,600

	INTERNET MEDIA & SERVICES - 4.8%
17,500	Alphabet, Inc., Class A(a)	2,290,050

	MEDICAL EQUIPMENT & DEVICES - 28.3%
22,500	Edwards Lifesciences Corporation(a)	1,558,800
20,000	Exact Sciences Corporation(a)	1,364,400
2,500	IDEXX Laboratories, Inc.(a)	1,093,175
7,500	Illumina, Inc.(a)	1,029,600
22,500	Intuitive Surgical, Inc.(a)	6,576,525
9,000	Shockwave Medical, Inc.(a)	1,791,900
		13,414,400
	SEMICONDUCTORS - 10.8%
11,750	NVIDIA Corporation	5,111,133

	SOFTWARE - 16.7%
4,500	Adobe Systems, Inc.(a)	2,294,550
9,500	Atlassian Corp plc, Class A(a)	1,914,345
4,200	ServiceNow, Inc.(a)	2,347,632
25,000	Shopify, Inc., Class A(a)	1,364,250
		7,920,777
	TECHNOLOGY HARDWARE - 12.7%
35,000	Apple, Inc.	5,992,350

	TECHNOLOGY SERVICES - 15.4%
30,000	Block, Inc., Class A(a)	1,327,800
15,000	Mastercard, Inc., Class A	5,938,650
		7,266,450

BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2023

Shares		Fair Value
COMMON STOCKS — 94.5% (Continued)

	TOTAL COMMON STOCKS (Cost $21,669,023)	$ 44,736,210

RIGHTS – 0.0%
18,500	ABIOMED, Inc. - CVR(a)(b)(c)	–

SHORT-TERM INVESTMENT — 3.8%
MONEY MARKET FUND - 3.8%
1,775,972	First American Treasury Obligations Fund, Class X, 5.26% (Cost $1,775,972)(d)	1,775,972

	TOTAL INVESTMENTS - 98.3% (Cost $23,444,995)	$ 46,512,182
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.7%	802,459
	NET ASSETS - 100.0%	$ 47,314,641

CVR	- Contingent Value Rights
PLC	- Public Limited Company

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Valued using unobservable inputs and fair valued by the advisor.
(d)	Rate disclosed is the seven day effective yield as of September 30, 2023.